Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS SECOND QUARTER FINANCIAL RESULTS

•Second quarter sales were $155.5 million
•Net income attributable to DMC was $0.1 million
•Adjusted net income attributable to DMC* was $2.5 million, or $0.12 per diluted share
•Adjusted EBITDA attributable to DMC* was $13.5 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $16.2 million
•Total debt reduced by 17% year to date

BROOMFIELD, Colo. - August 5, 2025 - DMC Global Inc. (Nasdaq: BOOM) today announced financial results for its second quarter ended June 30, 2025. Consolidated second-quarter sales totaled $155.5 million, a decline of 2% sequentially and 9% versus the second quarter of 2024. Adjusted EBITDA attributable to DMC was $13.5 million, down 6% sequentially and down 30% versus the year-ago period, but above management’s guidance range of $10 million to $13 million, as DMC’s businesses executed on their operational and strategic initiatives while navigating a period of exceptionally low visibility.

Sales at Arcadia, DMC’s architectural building products business, were $62.0 million, down 5% sequentially and down 11% versus last year’s second quarter. Last year’s second quarter benefitted from strong demand for high-end residential and commercial exterior products. As previously discussed and expected, the high-end residential market has been significantly weaker in the current year, reflecting persistently high interest rates and generally lower construction activity. The sequential decline also reflects lower project billings following the recent completion of a large mixed-use development in California. Second quarter adjusted EBITDA attributable to DMC was $4.0 million, down 28% sequentially and 46% from the year-ago second quarter. The disproportionate declines in adjusted EBITDA were due to lower absorption of fixed manufacturing overhead on decreased sales. During the past several months, Arcadia rightsized its residential cost structure to align with current market activity while refocusing on its core commercial operations.

DynaEnergetics, DMC’s energy products business, reported second quarter sales of $66.9 million, up 2% sequentially and down 12% versus the year-ago second quarter. The year-over-year decline principally reflects lower pricing and softer demand in DynaEnergetics’ core U.S. unconventional market, where the average number of operating frac crews declined 5% sequentially and 24% versus the second quarter last year. Adjusted EBITDA was $9.0 million, up 22% sequentially and 3% versus the second quarter last year. The improvements reflect overall lower material costs relative to prior year, in particular.

At NobelClad, DMC’s composite metals business, sales were $26.6 million, down 5% sequentially and up 6% versus the year-ago second quarter. Order backlog at the end of the second quarter was $37 million versus $41 million at the end of the first quarter. The decline reflects ongoing uncertainty regarding U.S. tariff policy, which has prompted customers to delay purchasing decisions while they await clarity on future tariff actions. Adjusted EBITDA was $4.4 million, down 19% from the previous quarter and 23% from the year-ago period, primarily due to a less favorable order mix.

“During the quarter, we focused on executing our operational and commercial strategies,” said James O’Leary, DMC’s president and CEO. “We concurrently made important progress on improving our financial position. Total debt was reduced by 17% year to date, and we amended our credit facility in June to enhance our financial flexibility as we prepare for the possible acquisition of the remaining 40% stake in Arcadia in late 2026.

“I want to thank all of our DMC associates for their continued focus and dedication despite extremely difficult market conditions. Our people are the foundation of our long-term success.”

Guidance
Third quarter sales are expected to be in a range of $142 million to $150 million, with adjusted EBITDA attributable to DMC anticipated in a range of $8 million to $12 million. The wider-than-normal guidance range for adjusted EBITDA reflects increased uncertainty in DMC’s end markets. Conditions in the U.S. construction industry are expected to remain challenging, and Arcadia’s residential cost structure was rightsized to align with the current market, while management continues to focus on Arcadia’s core commercial operations. At DynaEnergetics, third quarter guidance assumes a sequential decline in well completion activity in U.S. onshore oil and gas markets, reflecting lower oil prices, fewer active frac crews, and ongoing tariff issues. NobelClad’s sales are expected to be lower sequentially, reflecting the deferral of orders by customers impacted by still evolving tariff policies. The above guidance is heavily influenced by macroeconomic concerns, volatility and visibility issues created by the current state of tariff policies and energy markets. It is subject to change either upward or downward as market conditions evolve.

Summary Second Quarter Results

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$155,487	$159,290	$171,179	(2)%	(9)%
Gross profit percentage	23.6%	25.9%	27.1%
SG&A	$26,147	$28,300	$27,122	(8)%	(4)%
Net income	$321	$1,863	$6,293	(83)%	(95)%
Net income attributable to DMC	$116	$677	$4,012	(83)%	(97)%
Diluted net (loss) income per share attributable to DMC	$(0.24)	$0.04	$0.24	(700)%	(200)%
Adjusted net income attributable to DMC	$2,473	$2,170	$5,675	14%	(56)%
Adjusted diluted net income per share	$0.12	$0.11	$0.29	9%	(59)%
Adjusted EBITDA attributable to DMC	$13,538	$14,391	$19,420	(6)%	(30)%
Adjusted EBITDA before NCI allocation	$16,228	$18,122	$24,398	(10)%	(33)%
Adjusted EBITDA before NCI allocation margin	10.4%	11.4%	14.3%

Arcadia

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$61,980	$65,580	$69,748	(5)%	(11)%
Gross profit percentage	26.2%	31.0%	33.2%
Adjusted EBITDA attributable to DMC	$4,035	$5,596	$7,467	(28)%	(46)%
Adjusted EBITDA before NCI allocation	$6,725	$9,327	$12,445	(28)%	(46)%
Adjusted EBITDA before NCI allocation margin	10.9%	14.2%	17.8%

DynaEnergetics

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$66,862	$65,551	$76,210	2%	(12)%
Gross profit percentage	20.9%	19.5%	19.9%
Adjusted EBITDA	$8,979	$7,379	$8,752	22%	3%
Adjusted EBITDA margin	13.4%	11.3%	11.5%

NobelClad

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$26,645	$28,159	$25,221	(5)%	6%
Gross profit percentage	24.7%	28.8%	32.6%
Adjusted EBITDA	$4,399	$5,416	$5,722	(19)%	(23)%
Adjusted EBITDA margin	16.5%	19.2%	22.7%

•NobelClad's rolling 12-month bookings were $80.7 million, and the 12-month book-to-bill ratio was 0.75.

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=YQzvAWQ8

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows from operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding DMC's operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

DMC is unable to reconcile its expected second quarter 2025 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.

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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including third quarter 2025 guidance on sales, adjusted EBITDA and the expected third quarter 2025 results (including billings) and underlying assumptions for each of Arcadia, DynaEnergetics and NobelClad. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; changes in immigration laws or enforcement programs;our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
NET SALES	$155,487	$159,290	$171,179	(2)%	(9)%
COST OF PRODUCTS SOLD	118,756	118,091	124,766	1%	(5)%
Gross profit	36,731	41,199	46,413	(11)%	(21)%
Gross profit percentage	23.6%	25.9%	27.1%
COSTS AND EXPENSES:
General and administrative expenses	15,905	16,674	15,623	(5)%	2%
Selling and distribution expenses	10,242	11,626	11,499	(12)%	(11)%
Amortization of purchased intangible assets	4,763	4,763	5,307	—%	(10)%
Strategic review and related expenses	775	1,298	2,020	(40)%	(62)%
Restructuring expenses and asset impairments	1,149	325	279	254%	312%
Total costs and expenses	32,834	34,686	34,728	(5)%	(5)%
OPERATING INCOME	3,897	6,513	11,685	(40)%	(67)%
OTHER EXPENSE:
Other expense, net	(346)	(218)	(284)	59%	22%
Interest expense, net	(1,811)	(1,699)	(2,316)	7%	(22)%
INCOME BEFORE INCOME TAXES	1,740	4,596	9,085	(62)%	(81)%
INCOME TAX PROVISION	1,419	2,733	2,792	(48)%	(49)%
NET INCOME	321	1,863	6,293	(83)%	(95)%
Less: Net income attributable to redeemable noncontrolling interest	205	1,186	2,281	(83)%	(91)%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$116	$677	$4,012	(83)%	(97)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.24)	$0.04	$0.24	(700)%	(200)%
Diluted	$(0.24)	$0.04	$0.24	(700)%	(200)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	20,134,760	19,812,161	19,659,908	2%	2%
Diluted	20,134,760	19,816,281	19,671,169	2%	2%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024
Net income attributable to DMC Global Inc. stockholders	$116	$677	$4,012
Adjustment of redeemable noncontrolling interest	(4,900)	81	793
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(4,784)	$758	$4,805

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
NET SALES	$314,777	$338,048	(7)%
COST OF PRODUCTS SOLD	236,847	249,283	(5)%
Gross profit	77,930	88,765	(12)%
Gross profit percentage	24.8%	26.3%
COSTS AND EXPENSES:
General and administrative expenses	32,579	31,603	3%
Selling and distribution expenses	21,868	23,722	(8)%
Amortization of purchased intangible assets	9,526	10,599	(10)%
Strategic review and related expenses	2,073	4,189	(51)%
Restructuring expenses and asset impairments	1,474	279	428%
Total costs and expenses	67,520	70,392	(4)%
OPERATING INCOME	10,410	18,373	(43)%
OTHER EXPENSE:
Other expense, net	(564)	(693)	(19)%
Interest expense, net	(3,510)	(4,633)	(24)%
INCOME BEFORE INCOME TAXES	6,336	13,047	(51)%
INCOME TAX PROVISION	4,152	4,435	(6)%
NET INCOME	2,184	8,612	(75)%
Less: Net income attributable to redeemable noncontrolling interest	1,391	2,037	(32)%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$793	$6,575	(88)%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.20)	$0.25	(180)%
Diluted	$(0.20)	$0.25	(180)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,861,073	19,635,716	1%
Diluted	19,861,073	19,647,005	1%

Reconciliation to net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Six months ended
	Jun 30, 2025	Jun 30, 2024
Net income attributable to DMC Global Inc. stockholders	$793	$6,575
Adjustment of redeemable noncontrolling interest	(4,819)	(1,514)
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(4,026)	$5,061

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$61,980	$65,580	$69,748	(5)%	(11)%
Gross profit	16,250	20,361	23,157	(20)%	(30)%
Gross profit percentage	26.2%	31.0%	33.2%
COSTS AND EXPENSES:
General and administrative expenses	6,489	7,459	7,765	(13)%	(16)%
Selling and distribution expenses	4,290	4,818	4,116	(11)%	4%
Amortization of purchased intangible assets	4,763	4,763	5,278	—%	(10)%
Restructuring expenses and asset impairments	192	325	279	(41)%	(31)%
Operating income	516	2,996	5,719	(83)%	(91)%
Adjusted EBITDA	6,725	9,327	12,445	(28)%	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,690)	(3,731)	(4,978)	(28)%	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$4,035	$5,596	$7,467	(28)%	(46)%

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Net sales	$127,560	$131,673	(3)%
Gross profit	36,611	39,970	(8)%
Gross profit percentage	28.7%	30.4%
COSTS AND EXPENSES:
General and administrative expenses	13,949	15,421	(10)%
Selling and distribution expenses	9,107	8,584	6%
Amortization of purchased intangible assets	9,526	10,555	(10)%
Restructuring expenses and asset impairments	517	279	85%
Operating income	3,512	5,131	(32)%
Adjusted EBITDA	16,052	18,351	(13)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,421)	(7,340)	(13)%
Adjusted EBITDA attributable to DMC Global Inc.	$9,631	$11,011	(13)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$66,862	$65,551	$76,210	2%	(12)%
Gross profit	13,959	12,811	15,133	9%	(8)%
Gross profit percentage	20.9%	19.5%	19.9%
COSTS AND EXPENSES:
General and administrative expenses	3,028	2,747	3,011	10%	1%
Selling and distribution expenses	3,774	4,476	5,041	(16)%	(25)%
Amortization of purchased intangible assets	—	—	29	—%	(100)%
Restructuring expenses and asset impairments	746	—	—	100%	100%
Operating income	6,411	5,588	7,052	15%	(9)%
Adjusted EBITDA	$8,979	$7,379	$8,752	22%	3%

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Net sales	$132,413	$154,332	(14)%
Gross profit	26,770	32,104	(17)%
Gross profit percentage	20.2%	20.8%
COSTS AND EXPENSES:
General and administrative expenses	5,775	5,903	(2)%
Selling and distribution expenses	8,250	10,263	(20)%
Amortization of purchased intangible assets	—	44	(100)%
Restructuring expenses and asset impairments	746	—	100%
Operating income	11,999	15,894	(25)%
Adjusted EBITDA	$16,358	$19,291	(15)%

NobelClad

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net sales	$26,645	$28,159	$25,221	(5)%	6%
Gross profit	6,593	8,097	8,222	(19)%	(20)%
Gross profit percentage	24.7%	28.8%	32.6%
COSTS AND EXPENSES:
General and administrative expenses	852	1,192	1,023	(29)%	(17)%
Selling and distribution expenses	2,123	2,283	2,267	(7)%	(6)%
Restructuring expenses and asset impairments	211	—	—	100%	100%
Operating income	3,407	4,622	4,932	(26)%	(31)%
Adjusted EBITDA	$4,399	$5,416	$5,722	(19)%	(23)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Net sales	$54,804	$52,043	5%
Gross profit	14,690	16,866	(13)%
Gross profit percentage	26.8%	32.4%
COSTS AND EXPENSES:
General and administrative expenses	2,043	2,096	(3)%
Selling and distribution expenses	4,407	4,738	(7)%
Restructuring expenses and asset impairments	211	—	100%
Operating income	8,029	10,032	(20)%
Adjusted EBITDA	$9,815	$11,602	(15)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$12,427	$14,705	$14,289	(15)%	(13)%
Accounts receivable, net	110,458	114,470	103,361	(4)%	7%
Inventories	144,557	148,735	152,580	(3)%	(5)%
Prepaid expenses and other	12,732	18,999	18,792	(33)%	(32)%

Total current assets	280,174	296,909	289,022	(6)%	(3)%

Property, plant and equipment, net	130,124	128,955	129,276	1%	1%
Purchased intangible assets, net	164,578	169,341	174,104	(3)%	(5)%
Other long-term assets	70,148	75,435	78,935	(7)%	(11)%

Total assets	$645,024	$670,640	$671,337	(4)%	(4)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$41,450	$45,514	$45,059	(9)%	(8)%
Contract liabilities	12,026	18,538	23,162	(35)%	(48)%
Accrued income taxes	10,377	9,486	7,574	9%	37%
Current portion of long-term debt	3,563	2,500	2,500	43%	43%
Other current liabilities	34,143	35,725	35,807	(4)%	(5)%

Total current liabilities	101,559	111,763	114,102	(9)%	(11)%

Long-term debt	55,112	69,921	68,318	(21)%	(19)%
Deferred tax liabilities	1,191	728	711	64%	68%
Other long-term liabilities	46,225	47,225	50,155	(2)%	(8)%
Redeemable noncontrolling interest	187,080	187,080	187,080	—%	—%
Stockholders’ equity	253,857	253,923	250,971	—%	1%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$645,024	$670,640	$671,337	(4)%	(4)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Six months ended
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$321	$1,863	$6,293	$2,184	$8,612
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	3,707	3,660	3,431	7,367	6,850
Amortization of purchased intangible assets	4,763	4,763	5,307	9,526	10,599
Amortization of deferred debt issuance costs	231	217	217	448	407
Stock-based compensation	1,417	1,599	1,782	3,016	3,331
Bad debt expense	(10)	706	560	696	1,036
Deferred income taxes	392	22	(746)	414	(1,292)
Asset impairments	296	—	—	296	—
Other	433	555	197	988	(788)
Change in working capital, net	3,696	(8,897)	(14,698)	(5,201)	(12,972)
Net cash provided by operating activities	15,246	4,488	2,343	19,734	15,783
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of marketable securities	—	—	—	—	3,000
Proceeds from sales of marketable securities	—	—	—	—	9,619
Acquisition of property, plant and equipment	(2,921)	(3,779)	(2,547)	(6,700)	(5,515)
Proceeds from property, plant and equipment reimbursements	1,362	426	—	1,788	—
Proceeds on sale of property, plant and equipment	6	21	100	27	100
Proceeds from settlement of note receivable	4,167	—	—	4,167	—
Net cash provided by (used in) investing activities	2,614	(3,332)	(2,447)	(718)	7,204
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(625)	(625)	(1,250)	(118,125)
Borrowings on term loan	—	—	—	—	50,000
Borrowings on revolving loans	38,359	8,500	6,700	46,859	77,150
Repayments on revolving loans	(51,512)	(6,375)	(10,075)	(57,887)	(40,525)
Payment of debt issuance costs	(650)	—	—	(650)	(2,735)
Distributions to redeemable noncontrolling interest holder	(5,104)	(1,151)	(1,547)	(6,255)	(4,672)
Net proceeds from issuance of common stock to employees and directors	—	—	132	—	132
Treasury stock purchases	(79)	(484)	(16)	(563)	(952)
Net cash used in financing activities	(19,611)	(135)	(5,431)	(19,746)	(39,727)
EFFECTS OF EXCHANGE RATES ON CASH	(527)	(605)	(342)	(1,132)	267
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,278)	416	(5,877)	(1,862)	(16,473)
CASH AND CASH EQUIVALENTS, beginning of the period	14,705	14,289	20,444	14,289	31,040
CASH AND CASH EQUIVALENTS, end of the period	$12,427	$14,705	$14,567	$12,427	$14,567

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Net income	321	1,863	6,293	(83)%	(95)%
Interest expense, net	1,811	1,699	2,316	7%	(22)%
Income tax provision	1,419	2,733	2,792	(48)%	(49)%
Depreciation	3,707	3,660	3,431	1%	8%
Amortization of purchased intangible assets	4,763	4,763	5,307	—%	(10)%
EBITDA	12,021	14,718	20,139	(18)%	(40)%
Stock-based compensation	1,417	1,563	1,676	(9)%	(15)%
Strategic review and related expenses	775	1,298	2,020	(40)%	(62)%
Restructuring expenses and asset impairments	1,149	325	279	254%	312%
Executive transition costs	520	—	—	100%	100%
Other expense, net	346	218	284	59%	22%
Adjusted EBITDA	$16,228	$18,122	$24,398	(10)%	(33)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,690)	(3,731)	(4,978)	(28)%	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$13,538	$14,391	$19,420	(6)%	(30)%

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Net income	$2,184	$8,612	(75)%
Interest expense, net	3,510	4,633	(24)%
Income tax provision	4,152	4,435	(6)%
Depreciation	7,367	6,850	8%
Amortization of purchased intangible assets	9,526	10,599	(10)%
EBITDA	26,739	35,129	(24)%
Stock-based compensation	2,980	3,153	(5)%
Strategic review expenses	2,073	4,189	(51)%
Restructuring expenses and asset impairments	1,474	279	428%
Executive transition costs	520	—	100%
Other expense, net	564	693	(19)%
Adjusted EBITDA	$34,350	$43,443	(21)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,421)	(7,340)	(13)%
Adjusted EBITDA attributable to DMC Global Inc.	$27,929	$36,103	(23)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended June 30, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$116	$—
Strategic review and related expenses, net of tax	775	0.04
Restructuring expenses and asset impairments, net of tax	1,062	0.05
Executive transition costs, net of tax	520	0.03
As adjusted	$2,473	$0.12
(1) Calculated using diluted weighted average shares outstanding of 20,134,760

	Three months ended March 31, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$677	$0.03
Strategic review and related expenses, net of tax	1,298	0.07
Restructuring expenses and asset impairments, net of tax	195	0.01
As adjusted	$2,170	$0.11
(1) Calculated using diluted weighted average shares outstanding of 19,816,281

	Three months ended June 30, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$4,012	$0.20
Strategic review and related expenses, net of tax	1,538	0.08
Restructuring expenses and asset impairments, net of tax	125	0.01
As adjusted	$5,675	$0.29
(1) Calculated using diluted weighted average shares outstanding of 19,671,169

	Six months ended June 30, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$793	$0.04
Strategic review and related expenses, net of tax	2,073	0.10
Restructuring expenses and asset impairments, net of tax	1,257	0.06
Executive transition costs, net of tax	520	0.03
As adjusted	$4,643	$0.23
(1) Calculated using diluted weighted average shares outstanding of 19,861,073

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Six months ended June 30, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$6,575	$0.33
Strategic review and related expenses, net of tax	3,142	0.16
Restructuring expenses and asset impairments, net of tax	125	0.01
As adjusted	$9,842	$0.50
(1) Calculated using diluted weighted average shares outstanding of 19,647,005

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Operating income, as reported	$516	$2,996	$5,719	(83)%	(91)%
Adjustments:
Depreciation	1,016	1,006	888	1%	14%
Amortization of purchased intangible assets	4,763	4,763	5,278	—%	(10)%
Stock-based compensation	238	237	281	—%	(15)%
Restructuring expenses and asset impairments	192	325	279	(41)%	(31)%
Adjusted EBITDA	6,725	9,327	12,445	(28)%	(46)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(2,690)	(3,731)	(4,978)	(28)%	(46)%
Adjusted EBITDA attributable to DMC Global Inc.	$4,035	$5,596	$7,467	(28)%	(46)%

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Operating income, as reported	$3,512	$5,131	(32)%
Adjustments:
Depreciation	2,022	1,763	15%
Amortization of purchased intangible assets	9,526	10,555	(10)%
Stock-based compensation	475	623	(24)%
Restructuring expenses and asset impairments	517	279	85%
Adjusted EBITDA	16,052	18,351	(13)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,421)	$(7,340)	(13)%
Adjusted EBITDA attributable to DMC Global Inc.	$9,631	$11,011	(13)%

DynaEnergetics

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Operating income, as reported	$6,411	$5,588	$7,052	15%	(9)%
Adjustments:
Depreciation	1,822	1,791	1,671	2%	9%
Amortization of purchased intangible assets	—	—	29	—%	(100)%
Restructuring expenses and asset impairments	746	—	—	100%	100%
Adjusted EBITDA	$8,979	$7,379	$8,752	22%	3%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Operating income, as reported	$11,999	$15,894	(25)%
Adjustments:
Depreciation	3,613	3,353	8%
Amortization of purchased intangible assets	—	44	(100)%
Restructuring expenses and asset impairments	746	—	100%
Adjusted EBITDA	$16,358	$19,291	(15)%

NobelClad

	Three months ended			Change
	Jun 30, 2025	Mar 31, 2025	Jun 30, 2024	Sequential	Year-on-year
Operating income, as reported	$3,407	$4,622	$4,932	(26)%	(31)%
Adjustments:
Depreciation	781	794	790	(2)%	(1)%
Restructuring expenses and asset impairments	211	—	—	100%	100%
Adjusted EBITDA	$4,399	$5,416	$5,722	(19)%	(23)%

	Six months ended		Change
	Jun 30, 2025	Jun 30, 2024	Year-on-year
Operating income, as reported	$8,029	$10,032	(20)%
Adjustments:
Depreciation	1,575	1,570	—%
Restructuring expenses and asset impairments	211	—	100%
Adjusted EBITDA	$9,815	$11,602	(15)%